Prospectus Supplement                                           218013  9/04
dated September 10, 2004 to:
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PUTNAM DIVERSIFIED INCOME TRUST
Retail prospectus dated January 30, 2004

Effective September 10, 2004, the following text should be inserted under the heading "Which class of shares is best for me? - Class C shares":

* Orders for class C shares of one or more Putnam funds, other than class C shares sold to investors in Japan, will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more